Statement of Additional Information (SAI) Supplement Supplement dated June 14, 2010
American Century Asset Allocation Portfolios, Inc. (SAI dated March 1, 2010)
American Century Capital Portfolios, Inc. (SAI dated March 1, 2010)
American Century Growth Funds, Inc. (SAI dated December 1, 2009)
American Century Mutual Funds, Inc. (SAI dated March 1, 2010)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2010)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2010)
American Century World Mutual Funds, Inc. (SAI dated March 1, 2010)

Gale E. Sayers resigned as director effective June 7, 2010. All references to him in the SAI should be deleted, with the exception of the Compensation of Directors section.

The following footnote should be added to Gale E. Sayers’ entry in the Aggregate Director Compensation table in the Compensation of Directors section of the SAI:

Mr. Sayers resigned from the board on June 7, 2010.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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